As filed with the Securities and Exchange Commission on May 9, 2008

Registration No. 333-___

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-8

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933

TETRA TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	74-2148293
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

25025 Interstate 45 North, Suite 600
The Woodlands, Texas	77380
(Address of Principal Executive Offices)	(Zip Code)

TETRA TECHNOLOGIES, INC.

AMENDED AND RESTATED

2007 EQUITY INCENTIVE COMPENSATION PLAN

(Full Title of the Plan)

Bass C. Wallace, Jr.

General Counsel

25025 Interstate 45 North, Suite 600

The Woodlands, Texas 77380

(Name and address of agent for service)

(281) 367-1983

(Telephone number, including are code, of sgent for service)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer [ X ]  Accelerated filer [    ]  Non-accelerated filer [    ] (Do not check if a smaller reporting company)  Smaller reporting company [    ]

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Amount to be registered (1)	Proposed maximum offering price per share (2)	Proposed maximum aggregate offering price (2)	Amount of registration fee
Common Stock, par value $0.01 per share (3)	4,500,000 shares	$17.52	$78,840,000	$3,098.42

(1) Pursuant to Rule 416(a) under the Securities Act of 1933, as amended, the number of shares of common stock registered herein includes an indeterminate number of additional shares that may be issued with respect to the securities registered hereunder by reason of stock dividends, spin-offs, extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations or similar transactions.

(2) Estimated solely for the purpose of determining the amount of the registration fee in accordance with Rule 457(c) and (h) under the Securities Act of 1933, as amended and based upon the average of the high and low sales prices of the Registrant’s common stock on the New York Stock Exchange on May 7, 2008.

(3) Includes the preferred stock purchase rights (as adjusted and as subject to further adjustment upon certain events) associated with the common stock.

EXPLANATORY NOTE

This Registration Statement on Form S 8 is filed by TETRA Technologies, Inc., a Delaware corporation (the “Company”) relating to 4,500,000 shares of its common stock, par value $0.01 per share (the “Common Stock”), issuable under the TETRA Technologies, Inc. Amended and Restated 2007 Equity Incentive Compensation Plan (the “Plan”), which Common Stock is in addition to the 90,000 shares of Common Stock registered on the Company’s Registration Statement on Form S-8 filed on May 4, 2007 (Commission File No. 333-142637) (the “Prior Registration Statement”).

This Registration Statement relates to securities of the same class as those to which the Prior Registration Statement relates, and is submitted in accordance with General Instruction E to Form S-8 regarding the Registration of Additional Securities. Pursuant to Instruction E of Form S-8, the contents of the Prior Registration Statement are incorporated herein by reference and made part of this Registration Statement, except as supplemented by the information set forth below.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents, which have been previously filed by the Company with the Securities and Exchange Commission (the “SEC”), are incorporated herein by reference into this Registration Statement:

(a) The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 as filed with the SEC on February 29, 2008 (File No. 001-13455);

(b) The Company’s Current Reports on Form 8-K as filed by the Company with the SEC on January 14, 2008, February 6, 2008, February 22, 2008, April 2, 2008, April 7, 2008 and May 5, 2008 (File No. 001-13455);

(c) The description of the Company’s common stock, par value $0.01 per share, contained in the Registration Statement on Form 8-A filed with the SEC on October 7, 1997 (File No. 001-13455), including any amendments and reports filed for the purpose of updating such description; and

(d) The description of the Company’s Series One Junior Participating Preferred Stock contained in the Company’s Registration Statement on Form 8-A (File No. 001-13455) filed with the SEC on October 28, 1998, including any subsequent amendments or reports filed for the purpose of updating such description.

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

Any statement contained in a document incorporated or deemed incorporated by reference in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in this Registration Statement or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference in this Registration Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as modified or superseded, to constitute a part of this Registration Statement.

Item 8. EXHIBITS

The following exhibits have been filed as part of this Registration Statement and are specifically incorporated by reference:

Exhibit No.	Description
+4.1

Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-4 filed on December 27, 1995 (SEC File No. 33-80881)).

+4.2

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-4 filed on December 27, 1995 (SEC File No. 33-80881)).

+4.3

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 3.1(ii) to the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed on March 15, 2004 (SEC File No. 001-13455)).

+4.4

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 4.4 to the Company's Registration Statement on Form S-4 filed on May 25, 2004 (SEC File No. 333-115859)).

+4.5

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed on May 4, 2006 (SEC File No. 333-133790)).

+4.6	Amended and Restated Bylaws of TETRA Technologies, Inc. (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-8 filed on May 4, 2006 (SEC File No. 333-133790)).
+4.7

Certificate of Designation of Series One Junior Participating Preferred Stock of the Company, dated October 27, 1998 (incorporated by reference to Exhibit 2 to the Company’s Registration Statement on Form 8-A filed on October 28, 1998 (SEC File No. 001-13455)).

+4.8

Rights Agreement, dated as of October 26, 1998, between the Company and Harris Trust and Savings Bank (predecessor to Computershare Investor Services LLC), as Rights Agent (incorporated by reference to Exhibit 1 to the Company’s Registration Statement on Form 8-A filed on October 28, 1998 (SEC File No. 001-13455)).

+4.9	Specimen Common Stock Certificate of the Company (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-1 filed on February 23, 1990 (SEC File No. 33-33586)).
+4.10

Form of Certificate of Designation for the Preferred Stock (incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-4 filed on May 25, 2004 (SEC File No. 333-115859)).

+4.11	Specimen Preferred Stock Certificate of the Company (incorporated by reference to Exhibit 4.10 to the Company’s Registration Statement on Form S-4 filed on May 25, 2004 (SEC File No. 333-115859)).
*4.12	TETRA Technologies, Inc. Amended and Restated 2007 Equity Incentive Compensation Plan.
*4.13	Form of Employee Incentive Stock Option Agreement under the TETRA Technologies, Inc. Amended and Restated 2007 Equity Incentive Compensation Plan.
*4.14	Form of Employee Nonqualified Stock Option Agreement under the TETRA Technologies, Inc. Amended and Restated 2007 Equity Incentive Compensation Plan.
*4.15	Form of Employee Restricted Stock Agreement under the TETRA Technologies, Inc. Amended and Restated 2007 Equity Incentive Compensation Plan.

*4.16	Form of Non-Employee Director Restricted Stock Agreement under the TETRA Technologies, Inc. Amended and Restated 2007 Equity Incentive Compensation Plan.
*5.1	Opinion of Andrews Kurth LLP.
*23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1).
*23.2	Consent of Ernst & Young LLP.
*23.3	Consent of Ryder Scott Company, L.P.
*23.4	Consent of DeGolyer and MacNaughton
*24.1	Powers of Attorney (included on signature page).

+ Incorporated by reference.

* Filed herewith.

SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of The Woodlands, State of Texas, on this 9th day of May, 2008.

TETRA TECHNOLOGIES, INC.

By: /s/Geoffrey M. Hertel

Name: Geoffrey M. Hertel

Title: President & Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the registrant hereby constitutes and appoints Geoffrey M. Hertel and Bass C. Wallace, Jr., and each of them severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any and all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates stated.

Name and Signature	Title	Date

/s/Geoffrey M. Hertel	President, Chief Executive Officer and Director	May 9, 2008
Geoffrey M. Hertel	(Principal Executive Officer)

/s/Joseph M. Abell, III	Senior Vice President and Chief Financial Officer	May 9, 2008
Joseph M. Abell, III	(Principal Financial Officer)

/s/Ben C. Chambers	Vice President – Accounting	May 9, 2008
Ben C. Chambers	(Principal Accounting Officer)

/s/Ralph S. Cunningham	Chairman of the Board of Directors and Director	May 9, 2008
Ralph S. Cunningham

/s/Paul D. Coombs	Director	May 9, 2008
Paul D. Coombs

/s/Tom H. Delimitros	Director	May 9, 2008
Tom H. Delimitros

/s/Allen T. McInnes	Director	May 9, 2008
Allen T. McInnes

/s/Kenneth P. Mitchell	Director	May 9, 2008
Kenneth P. Mitchell

/s/William D. Sullivan	Director	May 9, 2008
William D. Sullivan

/s/Kenneth E. White, Jr.	Director	May 9, 2008
Kenneth E. White, Jr.

EXHIBIT INDEX

Exhibit No.	Description
+4.1

Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-4 filed on December 27, 1995 (SEC File No. 33-80881)).

+4.2

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-4 filed on December 27, 1995 (SEC File No. 33-80881)).

+4.3

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 3.1(ii) to the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed on March 15, 2004 (SEC File No. 001-13455)).

+4.4

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 4.4 to the Company's Registration Statement on Form S-4 filed on May 25, 2004 (SEC File No. 333-115859)).

+4.5

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed on May 4, 2006 (SEC File No. 333-133790)).

+4.6	Amended and Restated Bylaws of TETRA Technologies, Inc. (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-8 filed on May 4, 2006 (SEC File No. 333-133790)).
+4.7

Certificate of Designation of Series One Junior Participating Preferred Stock of the Company, dated October 27, 1998 (incorporated by reference to Exhibit 2 to the Company’s Registration Statement on Form 8-A filed on October 28, 1998 (SEC File No. 001-13455)).

+4.8

Rights Agreement, dated as of October 26, 1998, between the Company and Harris Trust and Savings Bank (predecessor to Computershare Investor Services LLC), as Rights Agent (incorporated by reference to Exhibit 1 to the Company’s Registration Statement on Form 8-A filed on October 28, 1998 (SEC File No. 001-13455)).

+4.9	Specimen Common Stock Certificate of the Company (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-1 filed on February 23, 1990 (SEC File No. 33-33586)).
+4.10

Form of Certificate of Designation for the Preferred Stock (incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-4 filed on May 25, 2004 (SEC File No. 333-115859)).

+4.11	Specimen Preferred Stock Certificate of the Company (incorporated by reference to Exhibit 4.10 to the Company’s Registration Statement on Form S-4 filed on May 25, 2004 (SEC File No. 333-115859)).
*4.12	TETRA Technologies, Inc. Amended and Restated 2007 Equity Incentive Compensation Plan.
*4.13	Form of Employee Incentive Stock Option Agreement under the TETRA Technologies, Inc. Amended and Restated 2007 Equity Incentive Compensation Plan.
*4.14	Form of Employee Nonqualified Stock Option Agreement under the TETRA Technologies, Inc. Amended and Restated 2007 Equity Incentive Compensation Plan.
*4.15	Form of Employee Restricted Stock Agreement under the TETRA Technologies, Inc. Amended and Restated 2007 Equity Incentive Compensation Plan.
*4.16	Form of Non-Employee Director Restricted Stock Agreement under the TETRA Technologies, Inc. Amended and Restated 2007 Equity Incentive Compensation Plan.
*5.1	Opinion of Andrews Kurth LLP.

*23.1	Consent of Andrews Kurth LLP (included in Exhibit 5.1).
*23.2	Consent of Ernst & Young LLP.
*23.3	Consent of Ryder Scott Company, L.P.
*23.4	Consent of DeGolyer and MacNaughton
*24.1	Powers of Attorney (included on signature page).

+ Incorporated by reference.

* Filed herewith.